UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2004

APPLIED MICRO CIRCUITS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23193	94-2586591
(Commission File No.)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 450-9333

Item 2. Acquisition or Disposition of Assets

On May 5, 2004, Applied Micro Circuits Corporation, a Delaware corporation (“AMCC”) acquired from International Business Machines Corporation (“IBM”) pursuant to an asset purchase agreement certain tangible and intellectual property assets (including certain copyrights and know-how) associated with IBM’s 400 series of embedded PowerPC® standard products.

In addition, AMCC and IBM entered into certain other agreements, including a custom sales agreement, an intellectual property license agreement, patent license agreement, PowerPc license agreement and core connect bus license agreement (collectively with the asset purchase agreement, the “Operative Agreements”). Under the terms of the Operative Agreements, the aggregate purchase price for the assets was $235,000,000 in cash and was paid out of AMCC’s general corporate funds. The foregoing description of the acquisition is qualified in its entirety by reference to the Operative Agreements, copies of which are attached as exhibits to this Report under Item 7 and are incorporated herein by reference.

On May 5, 2004, AMCC issued a press release in connection with the transaction. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

Financial statements required by this item shall be filed by amendment not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

Pro forma financial information required by this item shall be filed by amendment not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

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(c) Exhibits

2.1	*Asset Purchase Agreement dated April 12, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation.

2.2	Amendment No. 1 to Asset Purchase Agreement dated May 5, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation.

2.3	*First Amended and Restated ASIC Attachment No. 5 to Custom Sales Agreement No. 001006, between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.4	*Intellectual Property Agreement dated as of April 10, 2004, between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.5	*Amendment dated May 3, 2004 to the Intellectual Property Agreement dated as of April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.6	*CoreConnect™ BUS License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.7	*Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.8	*Amendment dated May 5, 2004 to the Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.9	*Patent License Agreement dated April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation.

99.1	Press Release, dated May 5, 2004.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Dated: May 19, 2004	By:	/s/ STEPHEN M. SMITH
Stephen M. Smith
Senior Vice President Finance, Chief Financial Officer, Chief Accounting Officer, Secretary and Treasurer

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Exhibit Index

2.1	*Asset Purchase Agreement dated April 12, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation.

2.2	Amendment No. 1 to Asset Purchase Agreement dated May 5, 2004 by and between Applied Micro Circuits Corporation and International Business Machines Corporation.

2.3	*First Amended and Restated ASIC Attachment No. 5 to Custom Sales Agreement No. 001006, between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.4	*Intellectual Property Agreement dated as of April 10, 2004, between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.5	*Amendment dated May 3, 2004 to the Intellectual Property Agreement dated as of April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.6	*CoreConnect™ BUS License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.7	*Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation, effective May 5, 2004.

2.8	*Amendment dated May 5, 2004 to the Power PC License Agreement between International Business Machines Corporation and Applied Micro Circuits Corporation.

2.9	*Patent License Agreement dated April 10, 2004 between International Business Machines Corporation and Applied Micro Circuits Corporation.

99.1	Press Release, dated May 5, 2004.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Commission.